UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 5, 2008

Pizza Inn, Inc.
(Exact name of registrant as specified in its charter)

Missouri                                                      0-12919                                           47-0654575
(State or other jurisdiction of incorporation) (Commission File Number) (IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas                                                                                     75056
(Address of principal executive offices)                                                                                     (Zip Code)

Registrant’s telephone number, including area code (469) 384-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 5, 2008, the Company issued a press release announcing the results for the second quarter of the 2008 fiscal year.  A copy of the press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.2	Press Release dated February 5, 2008 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Pizza Inn, Inc.

      Date:  February 8, 2008                                                                      By: /s/ Charles R. Morrison
                                                Charles R. Morrison
                                                President and Chief Executive Officer
                                                (Principal Executive Officer)

INDEX OF EXHIBITS
Exhibit No.	Description of Exhibit

99.2	Press Release dated February 5, 2008 (furnished herewith)